UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2011

China Automotive Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

tDelaware	000-33123	33-0885775
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 1 Henglong Road, Yu Qiao Development Zone
Shashi District, Jing Zhou City
Hubei Province
People’s Republic of China
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (86) 27-5981 8527

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On July 29, 2011, China Automotive Systems, Inc. (the “Company”) issued a press release announcing that it has regained full compliance for continued listing on the Nasdaq Stock Market (“Nasdaq”).  CAAS received a letter from Nasdaq on July 26, 2011 notifying the Company that, with the July 22, 2011 filing of the Company’s Form 10-Q for the period ended March 31, 2011, Nasdaq has determined that the Company has regained compliance with Listing Rule 5250(c)(1), which requires the timely filing of periodic reports with the Securities and Exchange Commission.  A copy of the Company’s press release is attached as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

99.1	Press release of China Automotive Systems, Inc., dated July 29, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Automotive Systems, Inc.
(Registrant)

Date: August 3, 2011	By:	/s/ Hanlin Chen
Hanlin Chen
Chairman